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      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Logan Anderson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Worldbid Corporation for the year ended April 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Worldbid Corporation.


                                 By:      /s/ Logan Anderson
                                          ----------------------------

                                 Name:    LOGAN ANDERSON

                                 Title:   Chief Executive Officer

                                 Date:    August 12, 2002


I, Howard Thomson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Worldbid Corporation for the year ended April 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Worldbid Corporation.


                                 By:      /s/ Howard Thomson
                                          ----------------------------

                                 Name:    HOWARD THOMSON

                                 Title:   Chief Financial Officer

                                 Date:    August 12, 2002